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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):     May 7, 2007




                             SEMOTUS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



            NEVADA                    0-21069                    36-3574355
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(State or other jurisdiction of     (Commission               (I.R.S. Employer
 incorporation or organization)     File Number)             Identification No.)



               718 University Ave., Suite 202 Los Gatos, CA 95032
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               (Address of Principal Executive Offices) (Zip Code)



                                 (408) 399-6120
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              (Registrant's Telephone Number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In this discussion, unless otherwise specified, all references to "we", "us" and "our" mean Semotus Solutions, Inc.

All dollar amounts refer to US dollars unless otherwise indicated.

We have entered into a definitive Asset Purchase Agreement and Transition Services Agreement on May 8, 2007 with Stockgroup Systems, Ltd. ("Stockgroup"), relating to the sale of our wireless financial information assets (the "Agreement"). As part of the Agreement, we have agreed to sell our financial data wireless distribution technology and intellectual property, and the related wireless financial data services. The purchase price for this asset sale consists of up to $350,000; $150,000 to be paid upon the Closing and the remaining $200,000 to be paid through a monthly revenue share of 30%, subject to a reduction to 15% should total revenues fall below 25% within six months of Close, until $200,000 has been paid to us or two years have passed from the date of Closing, whichever occurs first. The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Additionally, on May 7, 2007 Citytalk signed a Waiver to its Agreement and Plan of Reorganization with Semotus, attached hereto as Exhibit 2.3, which allows, among other things, for us to complete the sale of assets to Stockgroup.


On May 9, 2007, we issued a press release with respect to this Asset Purchase Agreement and Waiver. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.



ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As disclosed in Item 1.01 above, we entered into an Asset Purchase Agreement with Stockgroup Systems, Ltd., whereby we agreed to dispose of our financial data wireless distribution technology and intellectual property, and the related wireless financial data services, including the Global Market Pro family of software and services.

On May 9, 2007, we completed the above described disposition of assets.



ITEM 9.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Financial Statements of Business Acquired

               Not applicable.

           (b) Pro Forma Financial Information

               Not applicable.

           (c) Exhibits. The following exhibits are filed with this report:


 Exhibit Number                     Description
 --------------                     -----------

       2.1 Asset Purchase Agreement by and among Semotus Solutions, Inc. and Stockgroup Systems, Ltd. dated May 8, 2007.
       2.2 Transition Services Agreement by and among Semotus Solutions, Inc. and Stockgroup Systems, Ltd. dated May 8, 2007.
       2.3      Waiver by Citytalk, Inc. dated May 7, 2007.
      99.1      Press Release of Semotus Solutions, Inc. issued on May 9, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                    SEMOTUS SOLUTIONS, INC.



         Date: May 11, 2007                         By: /s/ Anthony N. LaPine
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                                                        Anthony N. LaPine,
                                                        Chief Executive Officer